SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934

         Date of Report(Date of Earliest Event Reported): March 10, 2000

                                 WesBanco, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  West Virginia
                 (State or Other Jurisdiction of Incorporation)

               0-8467                                  55-0571723
        (Commission File No.)                      (I.R.S. Employer
                                                  Identification No.)

                                  1 Bank Plaza
                               Wheeling, WV 26003
          (Address of Principal Executive Offices, including Zip Code)

                                 (304) 234-9000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On March 10, 2000, Mr. Frank Abruzzino resigned from the Board of Directors of WesBanco, Inc. (the "Company") to pursue other interests. On March 10, 2000, the Company purchased all 68,151 shares of the Company's common stock beneficially owned by Mr. Abruzzino for an aggregate purchase price of $1,593,029.60.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          WESBANCO, INC.
Date:  March 13, 2000
                                              By:  /s/ Paul M. Limbert
                                                 -------------------------------
                                             Paul M. Limbert
                                             Executive Vice President and
                                             Chief Financial Officer